SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):       DECEMBER 17, 1996
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                              L. LURIA & SON, INC.
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                  (State or other jurisdiction of incorporation


         1-8057                                      59-0620505
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(Commission File Number)                    (IRS Employer Identification No.)


         5770 MIAMI LAKES DRIVE
            MIAMI LAKES, FLORIDA                             33014
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code         (305) 557-9000
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

EARNINGS AND STRATEGIC DIRECTION ANNOUNCEMENT. In conjunction with the filing of its Form 10-Q for the thirteen weeks ended November 2, 1996, the Company stated that it anticipates comparative period percentage sales decreases experienced in the third quarter will not improve in the fourth quarter. The Company also disclosed a Recovery Plan to address its working capital needs.

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS. The provisions of the Private Securities Litigation Reform Act of 1995 (the "Act"), which became law in late December 1995, provide companies with a "safe harbor" when making forward-looking statements. This "safe harbor" encourages companies to provide prospective information about their companies without fear of litigation. The Company wishes to take advantage of the new "safe harbor" provisions of the Act and is including this section in this Form 8-K in order to do so. Company statements made herein or in other filings with the Securities and Exchange Commission, in press releases, letters to vendors or oral public discussions that are not historical facts, including statements about anticipations and expectations for portions of the current fiscal year and beyond, are forward-looking statements and involve various risks and uncertainties. Factors that could cause the Company's actual results to differ materially from projections, forecasts, estimates, anticipations and expectations of the Company and its management include, but are not limited to, the following:

         (a) The Company's ability to sell its corporate headquarters on a timely and profitable basis;

         (b)    The Company's ability to return inventory to its vendors;

         (c)    The successful liquidation and closing of unprofitable stores;

         (d) Changes in the availability of working capital and capital expenditure financing, including the availability of the Company's existing working capital credit facility and the Company's ability to comply with the financial covenants of such facility;

         (e) Customer reaction to the Company's newly remodeled store merchandise strategy;

         (f) The effect, if any, of the Company's redirection of its marketing program;

         (g) Adverse changes in the credit terms and limits from the Company's numerous providers of goods and services;

         (h) Lack of availability/access to sources of supply for appropriate inventory;

         (i) Changes in general U.S. economic conditions including, but not limited to, consumer credit availability, interest rates, inflations, and consumer sentiment about the economy in general;

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         (j)    The ability of the Company to timely implement its strategic plans and whether the plans are successful in achieving its objectives of repositioning the Company and improving its financial performance;

         (k) The Company's ability to successfully achieve its cost-cutting objectives;

         (l) The presence or absence of new products or product features in the merchandise categories the Company sells and changes in the Company's actual merchandise sales mix;

         (m) The ability to maintain an effective leadership team in a dynamic environment or changes in the cost or availability of a suitable work force at acceptable compensation levels to manage and support the Company's operating strategy, including the Company's increased emphasis on customer service;

         (n) The imposition of new restrictions or regulations regarding the sale of products or services the Company sells or changes in tax rules and regulations applicable to the Company; and

         (o) The Company's ability to anticipate and successfully respond to continuing challenges of a specialty retail industry that is dynamic by nature and has undergone significant changes in recent years.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  None.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              L. LURIA & SON, INC.



Dated:  December 17, 1996                     By: /s/ RACHMIL LEKACH
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                                                  Rachmil Lekach
                                                  Chief Executive Officer